UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 3, 2020

CNX Midstream Partners LP

(Exact name of registrant as specified in its charter)

Delaware	001-36635	47-1054194
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

CNX Center
1000 CONSOL Energy Drive
Canonsburg, Pennsylvania 15317
(Address of principal executive offices) (Zip code)

(724) 485-4000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Units Representing Limited Partner Interests	CNXM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 3, 2020, Mr. John A. Maher was appointed to the Board of Directors (the “Board”) of CNX Midstream GP LLC (the “General Partner”), the general partner of CNX Midstream Partners LP (the “Partnership”). Mr. Maher will serve as chairman of the audit committee of the Board. Mr. Maher has served as Vice Chairman of the Centric Financial Corporation, a community bank, since 2007, a member of the Board of Trustees of the University of Pittsburgh since 2004, and as a member of the Pennsylvania House of Representatives, 40th District, from 1997 until 2018. During his tenure in the House, he served as Chairman of the Environmental Resources and Energy Committee and as a member of Pennsylvania’s Environmental Quality Board, and consequently, he has extensive knowledge of natural gas and midstream regulatory matters. Mr. Maher founded the audit firm Maher Duessel CPAs and served as its Chairman from 1989 through 2004. He was also a Principal with Ernst & Young LLP, advancing through the firm’s audit practice from 1980 through 1989.

As a non-employee director of the Board, Mr. Maher will be entitled to receive the same standard compensation paid to other non-employee directors on the Board, pro-rated for his service during the 2020-2021 Board year, as described on page 27 of the Partnership’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2019 filed on April 27, 2020. In connection with his appointment to the Board, Mr. Maher will receive a phantom unit award under the Partnership’s 2014 Long-Term Incentive Plan (the “Plan”) with a dollar value of $67,500 that will generally vest on the one-year anniversary of the grant date and be subject to the terms and conditions of the form of non-employee director phantom unit award agreement and the Plan.

Mr. Maher is not a party to any (a) arrangement or understanding regarding his appointment as a director nor does he have any family relationships with any director, executive officer or person nominated or chosen by the Partnership to become a director or executive officer of the General Partner or (b) transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Ms. Angela A. Minas ceased service as a director of the Board, effective as of May 3, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNX MIDSTREAM PARTNERS LP

	By:	CNX MIDSTREAM GP, LLC, its general partner

Date: May 4, 2020	By:	/s/ Donald W. Rush
Donald W. Rush
Chief Financial Officer and Director